THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE MAY NOT BE OFFERED FOR
         SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

                                                   Warrant Certificate No.:_____
                                                   Date of Issue:____________

Void after 5:00 p.m, Columbia, Maryland Time on_________

                               Warrant to Purchase
                             __________Common Shares

                        WARRANT TO PURCHASE COMMON SHARES

                            CHEUNG LABORATORIES, INC.

This is to certify that, for value received,

                            DunnHughes Holdings, Inc.
                            -------------------------

or  registered  assigns  ("Holder"),  is  entitled  to  purchase  subject to the provisions of this Warrant, from Cheung Laboratories, Inc., a Maryland corporation ("Company"), at any time after_________ and not later than 5:00 p.m., Columbia, Maryland Time, on__________, shares, $0.01 par value, of the Company Common Stock ("Common Stock"), at the purchase price per share of $____. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

              (a) Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof, but not later than 5:00 p.m., Columbia, Maryland Time, on the date set forth above. If such date is a day on which banking institutions are authorized by law to close, then the expiration date shall be on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with written notice duly executed and accompanied by payment in cash or cash equivalent of the Exercise Price for the number of shares specified in such notice, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Form of Subscription Agreement, attached hereto, shall be submitted at the time of exercise and all other documents reasonably requested.

              (b) Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

              (c) Restrictions on Transfer. The securities represented hereby and the shares to be issued on exercise have not been registered under federal or state securities laws. They may not be sold or offered for sale in the absence of effective registration under such securities laws, or an opinion of counsel satisfactory to the Company that such registration is not required.

              (d) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to compliance with paragraph (d), this Warrant is assignable. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with written notice of assignment duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrant issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged and the term "original issue date hereof" shall refer to the date that the Company first issued a Warrant which was subsequently transferred or exchanged for another. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

              (e) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

              (f) Split or Combination of Stock and Stock Dividend: In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionally reduced, and the number of shares issuable upon exercise of the Option shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Option shall be proportionately reduced.

              (g) Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

              (h) Notice to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

              (i) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.

              (j) Piggy-back/Incidental Registration If at any time the Company subsequent to the next public offering of registered Common Shares of the Company, shall propose the filing of a Registration Statement on an appropriate form under the Securities Act for the registration of any securities of the Company, other than a registration statement on Form S-4 or S-8 or any equivalent form of registration statement then in effect, then the Company shall give the Holder(s) notice of such proposed registration and shall include in any Registration Statement relating to such securities all or a portion of the Warrant Stock then owned or to be owned by such Holder(s), which such Holder(s) shall request (such Holder(s) to be considered "Selling Shareholder(s)"), by notice given by such Selling Shareholder(s) to the Company within 15 business days after the giving of such notice by the Company, within 15 business days after the giving of such notice by the Company, to be so included. In the event of the inclusion of Warrant Stock pursuant to this paragraph k, the Company shall bear the Costs and Expenses of such registration; provided, however that the Selling Shareholder(s) shall pay the fees and disbursements of their own counsel and, pro-rata based upon the number of shares of Warrant Stock included therein as these relate to the total number of Common Shares to be offered or sold, the Securities Act registration fees and underwriters discounts and compensation attributable to the inclusion of such Warrant Stock. Nothing in this paragraph k shall require the registration of Warrant Stock in a Registration Statement relating solely to (a) securities to be issued by the Company in connection with the acquisition of the stock or the assets of another corporation, or the merger or consolidation of any other corporation by or with the Company or any of its subsidiaries, or an exchange offer with any corporation, (b) securities to be offered to the then existing security holders of the Company, or (c) securities to be offered to employees of the Company. In the event the distribution of securities of the Company covered by a Registration Statement referred to in this paragraph k is to be underwritten, then the Company's obligation to include Warrant Stock in such a Registration Statement shall be subject, at the option of the Company, to the following further conditions:

                       (1) The distribution for the account of the Selling Shareholders shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement and the Selling Shareholder(s) shall enter into an agreement with such underwriters containing customary provisions.

                       (2) If the Selling Shareholders are included in the Registration Statement and if the underwriting agreement entered into with the aforesaid underwriters contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, for a period not exceeding 90 days from the effective date of the Registration Statement, then such restrictions shall be binding upon the Selling Shareholder(s) with respect to any Warrant Stock not covered by the Registration Statement and, if requested by the underwriter, the Selling Shareholder(s) shall enter into a written agreement to that effect.

                        (3) If the underwriters shall state in writing that they are unwilling to include any or all of the Selling Shareholder(s) Warrant Stock in the proposed underwriting because such inclusion would materially interfere with the orderly sale and distribution of the securities being offered by the Company, then the number of the Selling Shareholder(s)' shares of Warrant Stock to be included shall be reduced pro rata on the basis of the number of shares of Warrant Stock originally requested to be included by such Selling Shareholder(s), or there shall be no inclusion of the shares of the Selling Shareholder(s) in the Registration Statement not proposed distribution, in accordance with such statement by the underwriters.

              (k) Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Maryland.

              (l) Optional Waiver. Holder may waive by signed writing any rights of Holder contained herein.

              (m) IN ADDITION TO THE RESTRICTIONS ON TRANSFERABILITY DESCRIBED HEREIN, THE SECURITIES ISSUABLE ON EXERCISE OF THIS WARRANT SHALL NOT BE SOLD, PLEDGED, TRANSFERRED, HYPOTHECATED OR ASSIGNED WITHIN 7 DAYS BEFORE OR 180 DAYS AFTER THE DATE OF EFFECTIVENESS OF A REGISTRATION STATEMENT FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH A PUBLIC OFFERING OF THE COMPANY'S SECURITIES. THIS RESTRICTION IS IN ADDITION TO AND NOT IN LIEU OF THE RESTRICTIONS CONTAINED HEREIN AND AS SUCH, THIS 180 DAY PERIOD MAY EXPIRE PRIOR TO OR BEYOND THE RESTRICTIONS IMPOSED HEREIN. THIS RESTRICTION SHALL OBLIGATE ALL SUCCESSORS IN INTEREST TO THE SHARES ISSUED ON EXERCISE. CERTIFICATES REPRESENTING THE WARRANT STOCK SHALL BEAR A LEGEND EVIDENCING THIS RESTRICTION.

Executed as of the date first above written.

                                                     CHEUNG LABORATORIES, INC.



                                                   By:__________________________
                                                      Augustine Cheung, Chairman

Attest:


-----------------
Secretary

                                  EXERCISE FORM

                          To be executed by the Holder
                          in Order to Exercise Warrants


The undersigned Holder hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Agreement, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the Holder's name and be delivered to

                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                         [please print or type address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Agreement, that a new Warrant Agreement for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated above.

The undersigned acknowledges that the Warrant Shares issued on exercise will be "restricted securities" and will bear appropriate restrictive legends.

         Dated: _______________________________________________________
                               Signature of Holder


                         ------------------------------

                         ------------------------------
                               Taxpayer ID Number


                         ------------------------------
                              Signature Guaranteed

                         ------------------------------